UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2017

FS Investment Corporation IV

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-01151 (Commission File Number)	47-3258730 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

FS Investment Corporation IV (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 12, 2017. On June 12, 2017, the Company adjourned the Annual Meeting with respect to the Director Proposal, Accountant Proposal and Charter Amendment Proposal (each as defined below) to permit additional time to solicit stockholder votes for such proposals. The reconvened meeting (the “Reconvened Meeting”) was held on July 17, 2017. As of April 20, 2017, the record date for the determination of stockholders entitled to notice of, and to vote at, the Reconvened Meeting, 20,394,115 shares of common stock were eligible to be voted, and 9,489,210 of those shares were voted in person or by proxy at the Reconvened Meeting. Stockholders were asked to consider and act upon the following proposals, each of which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2017 (the “Proxy Statement”):

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Proposal No. 1 – the election of nine members to the board of directors of the Company to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified (the “Director Proposal”);

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Proposal No. 2 – the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (the “Accountant Proposal”); and

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Proposal No. 3 – the amendment and restatement of the Company’s charter to reflect certain amendments described in the Proxy statement (the “Charter Amendment Proposal”).

All director nominees listed in the Company’s Proxy Statement were elected by the Company’s stockholders at the Reconvened Meeting. The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes for	Votes Withheld	Broker Non-Votes
David J. Adelman	7,972,091	474,777	1,042,342
M. Walter D’Alessio	8,128,891	317,977	1,042,342
Michael C. Forman	8,184,433	262,435	1,042,342
Barbara J. Fouss	8,182,039	264,829	1,042,342
Thomas J. Gravina	8,172,494	274,374	1,042,342
Marc Lederman	7,979,579	467,289	1,042,342
Gregory S. Rost	8,170,952	275,916	1,042,342
Judah C. Sommer	8,182,125	264,743	1,042,342
John E. Stuart	7,966,858	480,010	1,042,342

The proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was also approved by the Company’s stockholders at the Reconvened Meeting.  The votes for, votes against and abstentions are set forth below:

Votes For	Votes Against	Abstentions
8,898,286	310,050	280,874

On July 17, 2017, the Company adjourned the Reconvened Meeting with respect to the Charter Amendment Proposal to permit additional time to solicit stockholder votes for such proposal. The second reconvened meeting (the “Second Reconvened Meeting”) will be held on August 17, 2017 at 10:30 a.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Valid proxies submitted prior to the Reconvened Meeting will continue to be valid for the Second Reconvened Meeting, unless properly changed or revoked prior to votes being taken at the Second Reconvened Meeting. The record date of April 20, 2017 will remain the same for the Second Reconvened Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation IV

Date: July 17, 2017	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President